SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: May 16, 2005

(Date of Earliest Event Reported)

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15663	75-2847135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300

Dallas, Texas 75234

(Address of principal executive offices)

469-522-4200

(Registrant= s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 B Other Events

Item 8.01. Other Events

Sunset Management LLC Litigation. On October 5, 2004, Sunset Management LLC (A Sunset@ ) filed a complaint as a purported stockholders= derivative action on behalf of Transcontinental Realty Investors, Inc. (A TCI@ ) in the United States District Court for the Northern District of Texas, Dallas Division, against American Realty Investors, Inc. (A ARL@ or the A Company@ ), and others, including TCI= s and the Company= s current directors and officers and other individuals. Sunset= s complaint filed as Case No. 304CV02162-B raised a number of allegations previously raised by Sunset in four other cases which, as rulings have occurred, have resulted in a denial of Sunset= s requested relief. The collective Defendants, on November 8, 2004, filed a Motion to Dismiss the case pursuant to Rules 12 and 23.1 of the Federal Rules of Civil Procedure on the basis that Sunset= s allegations were insufficient to evade the stringent demand requirements under the futility exceptions for stockholder derivative actions, and that Sunset could not fairly and adequately represent the interest of other stockholders.

On May 16, 2005, the United States District Court for the Northern District of Texas, Dallas Division, entered its Memorandum Opinion and Order and Judgment dismissing the purported stockholders= derivative action. The Court= s Judgment granted the Defendants= Motion to Dismiss and ordered that Plaintiff Sunset take nothing by its suit against American Realty Investors, Inc. and other entities and the officers and directors of TCI and the Company. The Court= s Order was entered granting the Motion to Dismiss filed by American Realty Investors, Inc. and others and advised that Sunset had not met the fair and adequate representation test as a proper shareholder representative because Sunset is pursuing separate litigation claims against the Company and the various other defendants in different lawsuits, certain of which are still pending. The Court= s Order advises that A Sunset is clearly trying to use this lawsuit to obtain leverage in its other pending lawsuits against the Defendants.@

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: May 19, 2005 AMERICAN REALTY INVESTORS, INC.

By: /s/ Allen M. Wilson, Jr.

Allen M. Wilson, Jr., Controller

(Acting Principal Financial and Accounting Officer)

METZGER & McDONALD PLLC

(formerly Prager, Metzger & Kroemer PLLC)

A PROFESSIONAL LIMITED LIABILITY COMPANY

ATTORNEYS, MEDIATORS & COUNSELORS

Steven C. Metzger 2626 Cole Avenue, Suite 900

Direct Dial 214-740-5030 Dallas, Texas 75204-1083 Facsimile 214-523-3838

smetzger@pmklaw.com 214-969-7600 214-969-7635

www.pmklaw.com

May 19, 2005

Via EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Judiciary Plaza

Washington, D.C. 20549

RE: American Realty Investors, Inc., Commission File No. 001-15663

Gentlemen:

On behalf of American Realty Investors, Inc., we are delivering under the EDGAR system for filing an original Form 8-K Current Report for event occurring on May 16, 2005.

By copy of this letter, we are delivering a copy of the enclosure to the principal exchange on which the securities of American Realty Investors, Inc. are listed. If you would like to discuss any matter concerning this filing, please do not hesitate to contact the undersigned at 214-740-5030 direct.

Very truly yours,

/s/ Steven C. Metzger

Steven C. Metzger

SCM:ag

Enclosures

cc: American Realty Investors, Inc.

1800 Valley View Lane, Suite 300

Dallas, Texas 75234

ATTN: Louis J. Corna, Executive Vice President,

General and Tax Counsel and Secretary

New York Stock Exchange, Inc.

20 Broad Street

New York, New York 10005